UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2010

SUGAR CREEK FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

United States	0-52532	74-3210459
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

28 West Broadway, Trenton, Illinois	62293
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (618) 224-9228

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

 On March 22, 2010, Sugar Creek Financial Corp. (the “Company”) issued a press release announcing that it plans to deregister its common stock and suspend reporting obligations under the Securities Exchange Act of 1934 by filing a Form 15 with the Securities and Exchange Commission on April 6, 2010.

For more information, reference is made to the Company’s press release dated March 22, 2010, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Number                      Description

99.1                      Press Release Dated March 22, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUGAR CREEK FINANCIAL CORP.

Date: March 22, 2010	By:	/s/ Robert J. Stroh, Jr.
Robert J. Stroh, Jr.
Chief Executive Officer and Chief Financial Officer